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EXHIBIT 24

                               POWERS OF ATTORNEY

The undersigned directors of OMNICARE, INC. ("Company") hereby appoint JOEL F. GEMUNDER, DAVID W. FROESEL, JR. and CHERYL D. HODGES as his/her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


/s/ Edward L. Hutton                                           March 4, 2005
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    Edward L. Hutton                                                Date


/s/ Charles H. Erhart, Jr.                                     March 5, 2005
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    Charles H. Erhart, Jr.                                          Date


/s/ Sandra E. Laney                                            March 4, 2005
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    Sandra E. Laney                                                 Date


/s/ Andrea R. Lindell, DNSc, RN                                March 4, 2005
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    Andrea R. Lindell, DNSc, RN                                     Date


/s/ John H. Timoney                                            March 6, 2005
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    John H. Timoney                                                 Date


/s/ Amy Wallman                                                March 4, 2005
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    Amy Wallman                                                     Date


/s/ John T. Crotty                                             March 4, 2005
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    John T. Crotty                                                  Date